SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): July 7, 2006
MAXXAM INC.
(Exact name of Registrant as Specified in its Charter)
Delaware
(State or other jurisdiction of incorporation)
1-3924
(Commission File Number)
95-2078752
(I.R.S. Employer Identification Number)

1330 Post Oak Boulevard Suite 2000
Houston, Texas (Address of Principal Executive Offices)	77056 (Zip Code)
Registrant’s telephone number, including area code: (713) 975-7600
(Former name, former address and
former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     The Registrant’s Executive Vice President and Chief Financial Officer, John H. Karnes, tendered his resignation to the Registrant on July 7, 2006. Mr. Karnes indicated that the sole reason for his resignation was in order to be able to return to the oil and gas industry. The Registrant has named M. Emily Madison, its Vice President, Finance, to the additional position of Acting Chief Financial Officer.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXXAM INC.
Date: July 7, 2006	By:	/s/ Bernard L. Birkel
		Name:	Bernard L. Birkel
		Title:	Secretary & Senior Assistant General Counsel